OPERATING LEASES	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
OPERATING LEASES

NOTE 6- OPERATING LEASES

The Company’s leases consist of operating leases for office space in PRC, India, Japan and the United States. The Company determines if an arrangement is a lease at inception. As of December 31, 2023, the Company had no long-term leases that were classified as a financing lease. As of December 31, 2023, the Company did not have additional operating leases that have not yet commenced.

Total operating lease expenses for the year ended December 31, 2023 were $1.2 million, including $0.6 million in cost of net sales and $0.6 million in operating expense in the consolidated statement of comprehensive loss.

As of December 31, 2023, the Company recognized operating lease ROU assets of $2.6 million and total lease liabilities $2.8 million, including a current portion of $1.2 million for operating leases.

	For the year ended December 31, 2023	For the year ended December 31, 2022
	(in thousands)
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows used in operating leases	$1,148	$964
Right-of-use assets obtained in exchange of new lease obligations:
Operating leases	$852	$132
Weighted average remaining lease term
Operating leases	2.4 years	3.2 years
Weighted average discount rate
Operating leases	4.85%	4.58%

Maturities of lease liabilities as of December 31, 2023 are as follows:

Amount
(in thousands)
2024	$1,285
2025	1,250
2026	470
Total future lease payments	3,005
Less: Imputed interest	(161)
Total lease liability balance	$2,844